Report of Independent Registered
Public Accounting Firm

To the Board of Managers and Members
of Partners Group Private Equity
(Master Fund), LLC:


In planning and performing our audit
of the consolidated financial
statements of Partners Group Private
Equity (Master Fund), LLC (the Fund)
as of and for the year ended
March 31, 2015, in accordance with
the standards of the Public Company
Accounting Oversight Board
(United States), we considered the
Funds internal control over financial
reporting, including controls over
safeguarding securities, as a basis
for designing our auditing procedures
for the purpose of expressing our
opinion on the consolidated financial
statements and to comply with the
requirements of Form N-SAR, but not
for the purpose of expressing an
opinion on the effectiveness of the
Funds internal control over financial
reporting.  Accordingly, we do not
express an opinion on the
effectiveness of the Funds internal
control over financial reporting.

The management of the Fund is
responsible for establishing and
maintaining effective internal
control over financial reporting.
In fulfilling this responsibility,
estimates and judgments by management
are required to assess the expected
benefits and related costs of controls.
A Funds internal control over
financial reporting is a process
designed to provide reasonable
assurance regarding the reliability of
financial reporting and the preparation
of consolidated financial statements
for external purposes in accordance
with generally accepted accounting
principles.  A Funds internal control
over financial reporting includes
those policies and procedures that
(1) pertain to the maintenance of
records that, in reasonable detail,
accurately and fairly reflect the
transactions and dispositions of the
assets of the Fund (2) provide
reasonable assurance that transactions
are recorded as necessary to permit
preparation of consolidated financial
statements in accordance with generally
accepted accounting principles, and
that receipts and expenditures of the
Fund are being made only in accordance
with authorizations of management and
managers of the Fund and (3)  provide
reasonable assurance regarding
prevention or timely detection of
unauthorized acquisition, use or
disposition of a Funds assets that
could have a material effect on the
consolidated financial statements.

Because of its inherent limitations,
internal control over financial
reporting may not prevent or detect
misstatements.  Also, projections of
any evaluation of effectiveness to
future periods are subject to the risk
that controls may become inadequate
because of changes in conditions, or
that the degree of compliance with
the policies or procedures may
deteriorate.

A deficiency in internal control over
financial reporting exists when the
design or operation of a control does
not allow management or employees, in
the normal course of performing their
assigned functions, to prevent or
detect misstatements on a timely basis.
A material weakness is a deficiency,
or a combination of deficiencies, in
internal control over financial
reporting, such that there is a
reasonable possibility that a material
misstatement of the Funds annual or
interim consolidated financial
statements will not be prevented or
detected on a timely basis.

Our consideration of the Funds
internal control over financial
reporting was for the limited purpose
described in the first paragraph and
would not necessarily disclose all
deficiencies in internal control over
financial reporting that might be
material weaknesses under standards
established by the Public Company
Accounting Oversight Board
(United States).  However, we noted
no deficiencies in the Funds internal
control over financial reporting and
its operation, including controls over
safeguarding securities, that we
consider to be material weaknesses
as defined above as of March 31, 2015.

This report is intended solely for
the information and use of management
and the Board of Managers of Partners
Group Private Equity (Master Fund),
LLC and the Securities and Exchange
Commission and is not intended to be
and should not be used by anyone other
than these specified parties.



PricewaterhouseCoopers LLP
June 1, 2015